UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
July 6, 2016

STEALTH TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-53346
(Commission File No.)

801 West Bay Drive, Suite 470
Largo, Florida   33770
(Address of principal executive offices and Zip Code)

(727-330-2731)
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE.

We announced today that we have changed our name from Excelsis Investments, Inc. to Stealth Technologies, Inc. effective immediately.  A new symbol was also assigned and will be trading as of today as STTH on OTC Markets.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)               Exhibits.

Exhibit	Document Description

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 6th day of July 2016.

STEALTH TECHNOLOGIES, INC.

BY:	BRIAN MCFADDEN
Brian McFadden, President